Leases	12 Months Ended
Jun. 30, 2021
Leases [Abstract]
Leases

Note 15 - Leases

The Company has several offices and car lease agreements with lease terms ranging from two to three years. Upon adoption of ASU 2016-02 on July 1, 2019, the Company recognized approximately $2.1 million of right of use (“ROU”) assets and approximately $2.1 million of operating lease liabilities and approximately $0.1 million of financing lease liabilities based on the present value of the future minimum rental payments of leases, using incremental borrowing rate of 6.73%.

The Company’s lease agreements do not contain any material residual value guarantees or material restrictive covenants. The leases generally do not contain options to extend at the time of expiration.

As of June 30, 2021, the Company’s operating leases had a weighted average remaining lease term of approximately 2.00 years and the financing lease had a remaining lease term of approximately 1.42 years.

For the years ended June 30, 2021, 2020 and 2019, rent expenses for the operating leases were approximately $1.0 million, $1.3 million and $1.0 million, respectively. Financing lease costs was approximately $55,000 and $30,000 for the year ended June 30, 2021 and 2020, respectively.

The three-year maturity of the Company’s lease obligations is presented below:

Years ending June 30,	Operating Lease	Financing Lease
2022	$554,928	$55,968
2023	464,318	23,319
2024	66,559	-
Total lease payments	1,085,805	79,287
Less: Interest	(61,042)	(3,862)
Present value of lease liabilities	$1,024,763	$75,425